Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints David J. Mendez his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended December 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated:  February 21, 2007.

/s/ GREGORY E. ABEL
Gregory E. Abel

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints David J. Mendez his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended December 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated:  February 22, 2007.

/s/ DOUGLAS L. ANDERSON
Douglas L. Anderson

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints David J. Mendez his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended December 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated:  February 22, 2007.

/s/ WILLIAM J. FEHRMAN
William J. Fehrman

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints David J. Mendez his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended December 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated:  February 21, 2007.

/s/ BRENT E. GALE
Brent e. Gale

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints David J. Mendez his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended December 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated:  February 22, 2007.

/s/ PATRICK J. GOODMAN
Patrick J. Goodman

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints David J. Mendez his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended December 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated:  February 28, 2007.

/s/ NOLAN E. KARRAS
Nolan E. Karras

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints David J. Mendez his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended December 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated:  February 22, 2007.

/s/ A. ROBERT LASICH
A. Robert Lasich

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints David J. Mendez his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended December 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated:  February 26, 2007.

/s/ MARK C. MOENCH
Mark C. Moench

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints David J. Mendez his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended December 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated:  February 26, 2007.

/s/ A. RICHARD WALJE
A. Richard Walje

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints David J. Mendez his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended December 31, 2006 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated:  February 28, 2007.

/s/ STANLEY K. WATTERS
Stanley K. Watters